EXHIBIT 10.3


                                                                          FILE

                                    SUBLEASE

     THIS SUBLEASE (this "Sublease" or this "Agreement") is made as of Aug 15, 2003, between JPI APARTMENT DEVELOPMENT, L.P., a Delaware limited partnership ("Sublessor") and ASHCROFT HOMES CORPORATION, a Colorado corporation ("Sublessee")

                                    RECITALS

     A. The Equitable Life Assurance Society of the United States, a New York corporation ("Prime Lessor"), and Sublessor executed that certain Office Lease dated as of April 20, 2001 (the "Prime Lease") for certain premises in the building known as MCI Plaza, 6312 South Fiddler's Green Circle, Englewood, Colorado (the "Building").

     B. Sublessee desires to sublease certain premises from Sublessor on the terms and conditions set forth herein.

     Terms used herein which are defined in the Prime Lease, and which are not otherwise defined herein, shall be given the same meanings herein as are ascribed to them in the Prime Lease.

     NOW, THERFFORE, for and in consideration of the foregoing and for other good and valuable consideration and of the mutual agreements hereinafter set forth, Sublessor and Sublessee stipulate, covenant and agree as follows:

     1. Basic Sublease Provisions.

          (a) Annual Base Rental: Annual Base Rental for the Sublease Premises shall be as follows:

            Months 1- 6:  $0.00

            Months 7-18:  $17.75 per square foot of Rentable Area

            Months 19-30: $18.75 per square foot of Rentable Area

            Months 31-42: $19.50 per square foot of Rentable Area

          (b) Security Deposit: $17,078 Sublessor shall hold security deposit as security for the full and faithful performance by Sub-Tenant under the terms of this sublease Security Deposit shall be returned to Subtenant within 21 days of the expiration of this sublease.

          (c) Sublease Premises: Sublessor hereby agrees to sublease to Sublessee, and Sublessee hereby agrees to sublease from Sublessor, the space referred to as Suite 500N, located on the fifth (5th) floor of the North Building outlined on the floor plan attached hereto as Exhibit A (the "Building Premises"). The parties stipulate that for purposes of this Sublease the Rentable Area of the Sublease Premises shall be deemed to be 11,546 square feet.



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          (d) Sublessee's Base Year: 2003 calendar year.

          (e) Term: The Term of this Sublease shall commence on September 1, 2003, and expire on February 28, 2007.

          (f) Use: Sublessee shall use and occupy the Sublease Premises for general office purposes and for no other purpose.

     2. Payment of Base Rent. Beginning on the Commencement Date, Sublessee shall pay the Annual Base Rental set forth in Section 1(a) to Sublessor, without prior demand therefor and without any deduction whatsoever. Annual Base Rental shall be paid in equal monthly installments in advance on the first day of each month of the Term. Annual Base Rental shall be pro-rated for any partial months at the beginning and end of the Term.

     3. Payment of Additional Rent. Beginning on the Commencement Date, Sublessee shall pay the Additional Rent comprised of excess Operating Costs and excess Taxes required to be paid under Section 5 of the Prime Lease entitled "Adjustment of Rent"; provided, however, that in calculating the Additional Rent that Sublessee is required to pay under this Sublease, the base year shall be deemed to be the 2003 calendar year rather than the 2001 calendar year referenced in the Prime Lease. Sublessee shall pay such Additional Rent to Sublessor at the same time and in the same manner as same is payable by Sublessor to Prime Lessor under the Prime Lease. Sublessor shall furnish to Sublessee a copy of the bill and other materials received from Prime Lessor in respect of Additional Rent becoming payable under the Prime Lease.

     4. Condition of Sublease Premises. Sublessee shall accept the Sublease Premises in "as is" condition. Sublessor is not responsible for and shall not be required to perform work of any kind or nature with respect to the Sublease Premises.

     5. Furniture in Sublease Premises. Sublessor agrees that during the Term of this Sublease, Sublessee shall have the right to use, at the sole expense of Sublessee, the furniture, phones and equipment owned by Sublessor now located within the Sublease Premises. Sublessee agrees to maintain such furniture, phones and equipment in good repair and condition, reasonable wear and tear excepted. If no default by Sublessee occurs during the first twenty four (24) months of the Term, then upon the expiration of such twenty fourth (24) month, Sublessor shall convey to Sublessee by bill of sale the furniture (as outlined in the attached Exhibit A owned by Sublessor located within the Sublease Premises.

     6. Parking. During the Term, Sublessee shall have the right to use the thirty five (35) unreserved garage stalls that Sublessor has the right to use under Section 34 of the Prime Lease, seven (7) of which parking spaces are reserved spaces. Sublessee shall be responsible for paying any charges by Prime Lessor for such parking spaces.

     7. Representations Regarding Prime Lease. Sublessor warrants to Sublessee that a true and correct copy of the Prime Lease is attached hereto as Exhibit B. Sublessor further warrants and represents to Sublessee that the Prime Lease has not been amended, and to the current actual knowledge of Sublessor, no party is in default under the terms of the Prime Lease.


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     8. Provisions of Prime Lease. This Sublease and all the rights of the parties hereunder are subject and subordinate to the Prime Lease. Each party agrees that it will not, by its act or omission to act, cause a default under the Prime Lease. In furtherance of the foregoing, the parties hereby confirm, each to the other, that it is not practical in this Sublease to enumerate all of the rights and obligations of the various parties under the Prime Lease and specifically to allocate those rights and obligations in this Sublease. Accordingly, in order to afford to Sublessee the benefits of this Sublease and of those provisions of the Prime Lease which by their nature are intended to benefit the party in possession of the Sublease Premises, and in order to protect Sublessor against a default by Sublessee which might cause a default or event of default by " Sublessor under the Prime Lease, the parties agree as follows:

          (a) Provided Sublessee shall timely pay all rent when and as due under this Sublease, Sublessor shall pay, when and as due, all Base Rent, Additional Rent and other charges payable by Sublessor to Prime Lessor under the Prime Lease;

          (b) Except as otherwise expressly provided herein, Sublessor shall perform its covenants and obligations under the Prime Lease which do not require for their performance possession of the Sublease Premises and which are not otherwise to be performed hereunder by Sublessee on behalf of Sublessor.

          (c) Except as otherwise expressly provided herein, Sublessee shall perform all affirmative covenants (including specifically, without limitation, the covenants described in Sections 6, 15 and 37 of the Prime Lease) and shall refrain from performing any act which is prohibited by the negative covenants of the Prime Lease, where the obligation to perform or refrain from performing is by its nature imposed upon the party in possession of the Sublease Premises.

          (d) Sublessor will not modify the Prime Lease in a manner which might have an adverse affect on Sublessee's use or occupancy of the Sublease Premises without the consent of Sublessee, which consent shall not be unreasonably withheld or delayed.

          (e) Sublessor hereby grants to Sublessee the right to receive all of the services and benefits with respect to the Premises that are to be provided by Prime Lessor under the Prime Lease. Sublessor shall have no duty to perform any obligations of Prime Lessor, which are, by their nature, the. obligation of an owner or manager of real property. For example, Sublessor shall not be required to provide any services or repairs that the Prime Lessor is required to provide under the Prime Lease. Sublessor shall have no responsibility for or be liable to Sublessee for any default, failure or delay on the part of Prime Lessor in the performance or observance by Prime Lessor of any of its obligations under the Prime Lease, nor shall such default by Prime Lessor affect this Sublease or waive or defer the performance of any of Sublessee's obligations hereunder except to the extent that such default by Prime Lessor excuses performance by Sublessor under the Prime Lease. Notwithstanding the foregoing, the parties contemplate that Prime Lessor shall, in fact, perform its obligations under the Prime Lease and in the event of any default or failure of such performance by Prime Lessor, Sublessor agrees that it will, upon notice from Sublessee, make demand upon Prime Lessor to perform its obligations under the Prime Lease and, provided that Sublessee specifically agrees to pay all costs and expenses of Sublessor, Sublessor will take appropriate legal action to enforce the Prime Lease.




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     9. Additional Services. During the Term, Sublessee shall pay Prime Lessor's charge for any services required by Sublessee in addition to those otherwise required to be provided by Prime Lessor under the Prime Lease. Sublessee shall pay for such services promptly after having been billed therefor by Prime Lessor or by Sublessor.

     10. Quiet Enjoyment. Sublessee covenants and agrees that Sublessee shall not do or suffer or permit anything to be done which would constitute a default under the Prime Lease or would cause the Prime Lease to be canceled, terminated or forfeited by virtue of any rights of cancellation, termination, or forfeiture reserved or vested in Prime Lessor under the Prime Lease, and that Sublessee will indemnify and hold harmless Sublessor from and defend Sublessor against all claims, liabilities, losses and damages of any kind whatsoever (excepting special and consequential damages) that Sublessor may incur by reason of, resulting from or arising out of any such cancellation, termination or forfeiture. Sublessor covenants and agrees with Sublessee that upon Sublessee paying the Base Rent and Additional Rent reserved in this Sublease and observing and performing all of the other obligations, terms, covenants and conditions of this Sublease on Sublessee's part to be observed and performed, Sublessee may peaceably and quietly enjoy the Sublease Premises during the Term; provided, however, that the Sublease shall be subject to the provisions of the Prime Lease and shall automatically terminate upon termination of the Prime Lease. Sublessee shall have no claim against Sublessor by reason of any termination of the Prime Lease, unless such termination was caused by the default of Sublessor in the performance of its obligations under the Prime Lease which have not been assumed by Sublessee hereunder.

     11. Assignment and Subletting.

          (a) Sublessee may not, without the prior written consent of Sublessor and Prime Lessor: (i) assign or transfer this Sublease or any interest therein; (ii) permit any assignment of this Sublease or any interest therein by operation of law; (iii) sublet the Subleased Premises or any part thereof; (iv) grant any license, concession, or other right of occupancy of any portion of the Subleased Premises; or (v) mortgage, pledge, or otherwise encumber its interest in this Sublease. Sublessor's consent to any assignment or subletting is not a waiver of Sublessor's right to approve or disapprove any subsequent assignment or subletting. Sublessee shall remain jointly and severally liable for the payment of Rent and performance of all other obligations under this Sublease after any assignment or subletting.

          (b) If Sublessor shall consent to an assignment or subletting, without implying or requiring the granting of such consent, then any excess consideration payable to Sublessee as a result of such assignment or sublease (less brokerage commissions, attorneys' fees and other disbursements reasonably incurred by Sublessee for such assignment and subletting) shall be payable to Sublessor. Sublessor shall be solely responsible for paying to Prime Lessor any portion of such excess consideration payable to Prime Lessor under the Prime Lease.



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          (c) If a default occurs after an assignment or subletting, in addition to any other remedies available to Sublessor hereunder or provided by law, Sublessor may at its option collect directly from the assignee or sublessee all rents payable to Sublessee under the assignment or sublease and apply the sums so received against any sums due to Sublessor under this Sublease. Sublessee authorizes and directs any assignee or sublessee to make such payments directly to Sublessor upon receipt of notice from Sublessor. No direct collection of rent by Sublessor shall be a novation or a release of Sublessee from the performance of its obligations under this Sublease. Receipt by Sublessor of rent from any assignee or sublessee is not a waiver of the covenant against assignment and subletting or a release of Sublessee.

     12. Casualty and Condemnation. Sublessor and Sublessee agree that if by operation of the provisions of Section 21 of the Prime Lease entitled "Untenantability" and Section 21 of the Prime Lease entitled "Eminent Domain," the Prime Lease continues in full force and erect and Rent is abated, then this Sublease shall likewise continue in full force and effect and the Rent payable by Sublessee hereunder shall abate to the same extent that Rent under the Prime Lease is abated. No compensation or claim or will be allowed or paid by Sublessor by reason of inconvenience, annoyance or injury to Sublessee's business arising from the necessity of effecting repairs to the Premises or any portion of the Building.

     13. Notices. Any notice, demand or request under this Sublease shall be in writing and shall be considered property delivered when addressed as herein provided and delivered by registered or certified mail (return receipt requested) which is deposited in the United States general or branch post office, or delivered by private express mail service. Any notice, demand or request by Sublessor to Sublessee shall be addressed to Sublessee and Sublessor at the addresses set forth on the signature pages hereof, until either shall direct otherwise in writing. Rejection or other refusal to accept or the inability to deliver because of a changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. To the extent that Sublessor receives or gives any notice to Prime Lessor which may have an effect on Sublessee's use or occupancy of the Sublease Premises, Sublessor shall provide a copy of such notice to Sublessee.

     14. Binding and Entire Agreement. This Sublease shall be binding on Sublessor and Sublessee and their respective successors and assigns. This Sublease contains the entire agreement of the parties with respect to the subject matter herein and may not be modified except by instrument in writing, which is signed by both parties.

     15. Consent Prime Lessor. This Sublease is conditioned upon Prime Lessor's execution of a consent to this Sublease (the "Consent to Sublease") as required by the Prime Lease, in form reasonably satisfactory to Sublessor and Sublessee. Sublessee shall be responsible for the payment of any fees or expenses charged by Prime Lessor in connection with this Sublease.

     16. Broker Agreement. The parties warrant and represent to each other that no Person has negotiated or brought about this transaction other than John Fairbairn of Fairbairn Commercial, who will be compensated according to a separate agreement with Sublessor ("Broker"). Sublessor and Sublessee shall defend, indemnify, and save harmless one another from and against any claim which may be asserted against one of them by any person other than Broker if the claim is made in connection with this transaction claiming under such party. This section shall survive the expiration or earlier termination of this Sublease.


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     17. Attorney's Fees. If it becomes necessary for either party to secure the services of an attorney in order to collect any amount due hereunder or to enforce any of the provisions hereof, the defaulting party agrees and binds itself to pay to the other reasonable attorney's fees and court costs.

     18. Interpretation. This Sublease shall be construed and interpreted under the laws of the State of Texas.

     19. Time of Essence. Time is of the essence in the performance of all obligations of the parties.

     20. Counterparts. Any number of counterparts of this Sublease may be executed by the parties hereto, and each executed counterpart shall be deemed an original agreement.

     IN WITNESS WHEREOF, duly authorized representatives of the parties hereto have executed this Sublease as of the day and year first above written.







       [The remainder of this page is intentionally left blank. Signatures appear on the following signature pages, attached hereto and made apart hereof.]









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                                 SIGNATURE PAGE
                                       TO
                               SUBLEASE AGREEMENT
                                     BETWEEN
                         JPI APARTMENT DEVELOPMENT, L.P.
                                       AND
                           ASHCROFT HOMES CORPORATION





                                  SUBLESSOR:

                                  JPI APARTMENT DEVELOPMENT, L.P.,
                                  a Delaware limited partnership

                                  By:      Lifestyle Apartment Development
                                           Services LLC,
                                           its general partner

                                           By:  /s/ Ron Ingram
                                                --------------
                                           Name: Ron Ingram
                                           Title:

                                  Address:
                                  --------

                                  JPI Apartment Development, L.P.
                                  Attn: Mr. Ron Ingram
                                  600 East Las Colinas Boulevard, Suite 1800
                                  Irving, Texas 75039




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                                 SIGNATURE PAGE
                                       TO
                               SUBLEASE AGREEMENT
                                     BETWEEN
                         JPI APARTMENT DEVELOPMENT, L.P.
                                       AND
                           ASHCROFT HOMES CORPORATION




                                  SUBLESSEE:

                                  ASHCROFT HOMES CORPORATION,
                                  a Colorado corporation

                                  By: /s/ Peter C. Gonzalez
                                      ---------------------
                                  Name: Peter C. Gonzalez
                                  Title: VP - Finance


                                  Address:
                                  --------

                                  56 Inverness Drive E, Suite 105
                                  Englewood, CO.  80122